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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 1, 2000


                               MBT FINANCIAL CORP.
             (Exact Name of Registrant as Specified in Its Charter)


                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)

 ---------------------------------- ------------------------------------------
                                                      38-3516922
        -----------------                             ----------
     (Commission File Number)          (I.R.S. Employer Identification No.)
 ---------------------------------- ------------------------------------------

                  102 EAST FRONT STREET, MONROE, MICHIGAN 48161
               (Address of Principal Executive Offices, Including
                                    Zip Code)


                                 (734) 242-3431
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.

         On April 6, 2000, shareholders of Monroe Bank & Trust (the "Bank") approved a Merger Agreement ("Agreement") pursuant to which Monroe Interim Bank (the "Interim Bank"), a wholly owned subsidiary of MBT Financial Corp. (the "Company"), was consolidated with and into the Bank under the articles of incorporation of the Bank on July 1, 2000. The Interim Bank was organized solely for the purpose of the transaction. Effective July 1, 2000, as a result of the consolidation, the Company acquired all of the outstanding shares of capital stock of the Bank, thereby becoming a one-bank holding company. Under the terms of the Agreement, each one of the outstanding common shares of the Bank may be exchanged for two shares of the Company so that, subject to the exercise of dissenters' rights, each existing shareholder of the Bank becomes a shareholder of the Company.

         Shares of the Bank were registered under Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). The Bank is subject to the informational requirements of the Exchange Act and in accordance therewith has filed periodical and other reports with the Federal Deposit Insurance Corporation (the "FDIC"). The Bank will file its quarterly report on Form 10-Q for the quarter ended June 30, 2000, with the FDIC. Such reports and other information filed by the Bank with the FDIC may be examined without charge at, or copies obtained upon payment of prescribed fees from, the Registration, Disclosure and Securities Operations Unit, Division of Supervision, Federal Deposit Insurance Corporation, 550 17th Street, N.W., Washington, D.C. 20429.

         As a result of the transaction described above, the common shares of the Company are deemed registered under Section 12(g) of the Exchange Act and, as the successor issuer to the Bank, the Company will be subject to the informational requirements of the Exchange Act.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibit is included with this Report:

Exhibit Number                              Description
      2 Merger Agreement (the "Merger Agreement") dated as of March 1, 2000, by and between the Bank and the Interim Bank, joined in by the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company, as registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MBT FINANCIAL CORP.



Dated:  July 10, 2000                     By: /s/ Eugene D. Greutman
      ---------------------------            -----------------------------------
                                                 Eugene D. Greutman, Treasurer


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                             EXHIBIT INDEX

     Exhibit No.                                 Description
         2                                       Merger Agreement